UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2022 (October 4, 2022)

US Lighting Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1148 E 222nd St Euclid, Ohio	44117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.02. Results of Operations and Financial Condition

On October 4, 2022, US Lighting Group, Inc. (the “Company”)  issued a press release announcing the selected preliminary results for the third quarter of 2022. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Press Release is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Press Release speak as of October 4, 2022. While the Company may elect to update the Press Release in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.

Item 7.01. Regulation FD Disclosure.

See Item 2.02, “Results of Operations and Financial Condition,” above.

The preliminary financial information in the Press Release is based on information available to the Company as of the date of this Current Report on Form 8-K and is subject to the completion of the Company’s year-end financial closing procedures. The preliminary estimated information set forth in the Press Release has not been audited and are subject to change pending completion of the Company’s audited financial statements for the year ended December 31, 2022. It is possible that the Company or its independent registered public accounting firm may identify items that require them to make adjustments to the preliminary estimates set forth and those changes could be material.

Forward-Looking Statements

The information contained in the press release and Press Release includes certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, outlook and guidance, the expected impact of the COVID-19 pandemic on the Company’s business and financial assumptions, the Company’s business strategy, financial plans, effective income tax rates, future financial performance, projected business results or model, ability to return value to its shareholders, projected capital expenditures and development plans. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections, or forward-looking statements will be realized.

All such estimates, projections, and forward-looking statements speak only as of the date hereof. The Company undertakes no duty to publicly update or revise that information.

You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report, and the Press Release, as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the attached Press Release and, and in other documents the Company previously filed with the SEC, many of which are beyond the Company’s control. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.

Item 9.01. Press Release Disclosure.

See Exhibit No. 99.1, “Press release of US Lighting Group, Inc. dated October 4, 2022,” below.

Exhibit No.	Description
99.1	Press Release of US Lighting Group, Inc. dated October 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US Lighting Group, Inc.

Date: October 4, 2022	By:	/s/ Anthony Corpora
Anthony Corpora
Chief Executive Officer

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